LEBENTHAL FUNDS, INC.
               SUPPLEMENT DATED JANUARY 17, 2006
          TO THE PROSPECTUS DATED MARCH 29, 2005


This supplement amends information in the Lebenthal Funds, Inc.
Prospectus dated March 29, 2005 and supercedes any information to the contrary therein:

The Board of Directors of Lebenthal Funds, Inc. (the "Company" and each series a "Fund") has appointed Fund Asset Management, L.P.
("Fund Asset Management"), a subsidiary of Merrill Lynch & Co. ("Merrill Lynch"), to act as investment adviser to the Funds and FAM Distributors, Inc., another subsidiary of Merrill Lynch, to act as the Funds' principal underwriter. Such appointments are to be effective upon the closing of the sale of The Advest Group, Inc. ("Advest") to Merrill Lynch by AXA Financial, Inc. ("AXA"). Boston Advisors, Inc., through its Lebenthal
Asset Management division, has served as the investment adviser to the Funds and is a subsidiary of Advest. Advest, Inc., another subsidiary of Advest, has served as the Funds' principal underwriter. Fund Asset Management will be acting as investment adviser to each Fund pursuant to an interim management contract, which is substantially identical to the Fund's current management contract. Such interim management contracts will remain in effect until the earlier of (i) shareholder approval of a new management contract, (ii) the closing of the proposed reorganizations discussed below or (iii) 150 days from December 2, 2005. Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 investment companies.

The arrangements described above are intended to be temporary until shareholders are presented with and act upon proposals to combine two of the Funds with other mutual funds with similar investment objectives that are managed by Fund Asset Management or one of its affiliates. The Board of Directors has authorized, subject to shareholder approval, the following reorganizations:

	Lebenthal New York Municipal Bond Fund into Merrill Lynch New York Municipal Bond Fund, a series of Merrill Lynch Multi-State Municipal Series Trust

	Lebenthal New Jersey Municipal Bond Fund into	Merrill Lynch New
Jersey Municipal Bond Fund, a series of Merrill Lynch Multi-State Municipal Series Trust

Complete details of the proposed reorganizations will be sent to shareholders along with proxy materials prior to the shareholder meeting. If shareholders of a Fund approve the reorganization, shareholders of that Fund would become shareholders of the Merrill Lynch mutual fund into which the Fund is reorganized.

At a meeting of the Board of Directors held on January 12, 2006, the Board considered and approved the liquidation of Lebenthal Taxable Municipal Bond Fund as being in the best interest of its shareholders and adopted a Plan of Liquidation in accordance therewith. Further information about the liquidation will be sent to shareholders of the Lebenthal Taxable Municipal Bond Fund.

The Company has been advised that FAM Distributors, Inc. has suspended the distribution of each Fund's shares to new investors pending the liquidation of the Lebenthal Taxable Municipal Bond Fund and the shareholder vote on the proposed reorganizations discussed above.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.